UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 7, 2022
Travel + Leisure Co.
(Exact name of registrant as specified in its charter)

Delaware	001-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6277 Sea Harbor Drive
Orlando	Florida	32821
(Address of Principal Executive Offices)		(Zip Code)
	(407)	626-5200
(Registrant’s telephone number, including area code)
None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TNL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On September 7, 2022, Elizabeth E. Dreyer, Senior Vice President and Chief Accounting Officer of Travel + Leisure Co. (the "Company"), notified the Company of her decision to resign, effective September 30, 2022 (the “Effective Date”), to pursue another career opportunity.

On September 13, 2022, Thomas M. Duncan was appointed Senior Vice President and Chief Accounting Officer (“CAO”), effective as of the Effective Date.

Mr. Duncan, age 46, has served as Senior Vice President, Finance of the Company since June 2018. Previously, Mr. Duncan served as Senior Vice President and Controller of Wyndham Vacation Ownership from 2006 to 2018, Vice President and Assistant Controller from 2000 to 2006, and Director of Financial Reporting from 1999 to 2000. Mr. Duncan began his career with Ernst & Young LLP in its assurance services practice.

In connection with his appointment as CAO, the Company provided Mr. Duncan with a letter offering an increased base salary of $400,000, annual incentive compensation with a target amount equal to 50% of his base salary subject to meeting performance goals, grants of long-term incentive compensation as determined by the Compensation Committee, and employee benefits and perquisites generally available to the Company’s executive officers. He will also be entitled to receive, subject to Compensation Committee approval, a special one-time LTIP award with a grant date value of $250,000, vesting on a pro-rated basis over a four-year period (subject to continued employment).

Item 9.01.    Financial Statements and Exhibits.
d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVEL + LEISURE CO.

By: /s/ Michael A. Hug
Name: Michael A. Hug
Title: Chief Financial Officer

Date: September 13, 2022